Exhibit 99.1

FIRST SAVINGS FINANCIAL GROUP, INC. REPORTS FINANCIAL RESULTS FOR THE FIRST FISCAL QUARTER ENDED DECEMBER 31, 2019

Clarksville, Indiana — February 5, 2020. First Savings Financial Group, Inc. (NASDAQ: FSFG - news) (the "Company"), the holding company for First Savings Bank (the "Bank"), today reported net income of $3.4 million, or $1.44 per diluted share, for the quarter ended December 31, 2019 compared to net income of $2.9 million, or $1.24 per diluted share, for the quarter ended December 31, 2018, resulting in an increase of 16.1% on a per share basis.

Net interest income increased $1.3 million, or 13.7%, to $10.9 million for the quarter ended December 31, 2019 as compared to the same quarter in 2018. The increase in net interest income was due to a $2.0 million increase in interest income, which was partially offset by a $650,000 increase in interest expense. Interest income increased due to an increase in the average balance of interest-earning assets of $176.0 million, from $989.8 million for 2018 to $1.17 billion for 2019, partially offset by a decrease in the weighted average tax-equivalent yield, from 4.88% for 2018 to 4.82% for 2019. Interest expense increased due to an increase in the average balance of interest-bearing liabilities of $158.0 million, from $777.1 million for 2018 to $935.1 million for 2019, and an increase in the average cost of interest-bearing liabilities, from 1.15% for 2018 to 1.23% for 2019. The increase in the average cost of interest-bearing liabilities for 2019 was due primarily to increasing market interest rates on deposits including brokered deposits. Additional details are included in the “Summarized Consolidated Average Balance Sheets” table at the end of this release.

The Company recognized $505,000 in provision for loan losses for the quarter ended December 31, 2019, compared to $315,000 in provision for loan losses recognized in 2018. Nonperforming loans, which consist of nonaccrual loans and loans over 90 days past due and still accruing interest, increased $328,000, from $5.2 million at September 30, 2019 to $5.5 million at December 31, 2019. The Company recognized net charge-offs of $15,000 for the quarter ended December 31, 2019 compared to $18,000 for the same quarter in 2018.

Noninterest income increased $12.3 million for the quarter ended December 31, 2019 as compared to the same quarter in 2018. The increase was due primarily to an increase in mortgage banking income of $12.5 million partially offset by a decrease in the net gain on sale of loans guaranteed by the SBA of $203,000. The increase in mortgage banking income is due to production from the secondary-market residential mortgage lending segment that commenced operations in April 2018. The Bank’s SBA lending activities are performed under Q2 Business Capital, LLC (“Q2”), which specializes in the origination and servicing of SBA loans. The Bank owns 51% of Q2 with the option to purchase the minority interest in September 2020. Gross revenues and expenses related to Q2 are reported in the consolidated statements of income, and the net income or net loss attributable to noncontrolling interests is then subtracted from (in the case of net income) or added to (in the case of net loss) net income to arrive at net income attributable to the Company. Additional details regarding the financial performance of the mortgage banking and SBA lending segments are included in the “Segmented Statements of Income Information” table at the end of this release.

Noninterest expense increased $12.9 million for the quarter ended December 31, 2019 as compared to the same quarter in 2018. The increase was due primarily to increases in compensation and benefits, advertising, and occupancy and equipment expense of $10.6 million, $1.1 million and $597,000, respectively. The increase in compensation and benefits expense is attributable to the addition of new employees to support the growth of the Company, primarily its mortgage banking and SBA lending activities, and normal salary and benefits adjustments. The increase in advertising is primarily due to the mortgage banking segment. The increase in occupancy and equipment expense is primarily attributable to increases in lease and rental, depreciation and equipment, and software licensing expenses that are all primarily related to the mortgage banking segment.

The Company recognized income tax expense of $638,000 for the quarter ended December 31, 2019, for an effective tax rate of 15.0%, as compared to income tax expense of $522,000, for an effective tax rate of 14.4%, for 2018. The increase in the effective tax rate for 2019 compared to 2018 is primarily due to an increase in taxable income and a decrease in bond tax credits.

Comparison of Financial Condition at December 31, 2019 and September 30, 2019

Total assets increased $70.0 million, from $1.22 billion at September 30, 2019 to $1.29 billion at December 31, 2019. Net loans increased $41.0 million during the quarter ended December 31, 2019, due primarily to continued growth in the commercial real estate and SBA loan portfolios. Residential mortgage loans held for sale also increased by $13.1 million during the quarter ended December 31, 2019 due to increased production from the mortgage banking segment. Total liabilities increased $67.1 million primarily due to a $51.2 million increase in total deposits and a $17.0 million increase in Federal Home Loan Bank borrowings.

Common stockholders’ equity increased $2.7 million, from $121.1 million at September 30, 2019 to $123.8 million at December 31, 2019, due primarily to retained net income of $3.2 million. At December 31, 2019 and September 30, 2019, the Bank was considered “well-capitalized” under applicable regulatory capital guidelines.

Prior Period Restatement

On November 19, 2019, the Company filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K to report the Company’s conclusion that its interim consolidated financial statements, and related notes, contained in its Form 10-Q for the period ended June 30, 2019 should no longer be relied upon. The accounting matters underlying this conclusion relate primarily to significant accounting assumptions used in the fair value calculations for interest rate lock commitments and mortgage loans held-for-sale relating to the Company’s mortgage banking operations segment and unrecognized accruals for incentive compensation related to such segment. On December 4, 2019, the Company filed with the SEC an amended Form 10-Q for the period ended June 30, 2019, containing restated interim consolidated financial statements, and related noted, for the period then ended. All financial information at June 30, 2019 and for periods then ended contained in this earnings release have been restated accordingly.

First Savings Bank has fifteen offices in the Indiana communities of Clarksville, Jeffersonville, Charlestown, Sellersburg, New Albany, Georgetown, Corydon, Lanesville, Elizabeth, English, Marengo, Salem, Odon and Montgomery. Access to First Savings Bank accounts, including online banking and electronic bill payments, is available anywhere with Internet access through the Bank's website at www.fsbbank.net.

This release may contain forward-looking statements within the meaning of the federal securities laws. These statements are not historical facts; rather, they are statements based on the Company's current expectations regarding its business strategies and their intended results and its future performance. Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions.

Forward-looking statements are not guarantees of future performance. Numerous risks and uncertainties could cause or contribute to the Company's actual results, performance and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; and other factors disclosed periodically in the Company's filings with the Securities and Exchange Commission.

Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this report or made elsewhere from time to time by the Company or on its behalf. Except as may be required by applicable law or regulation, the Company assumes no obligation to update any forward-looking statements.

Contact:

Tony A. Schoen, CPA

Chief Financial Officer

812-283-0724

FIRST SAVINGS FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(Unaudited)

	Three Months Ended
	December 31,
OPERATING DATA:	2019	2018
(In thousands, except share and per share data)
Total interest income	$13,767	$11,801
Total interest expense	2,875	2,225

Net interest income	10,892	9,576
Provision for loan losses	505	315

Net interest income after provision for loan losses	10,387	9,261

Total noninterest income	18,126	5,781
Total noninterest expense	24,272	11,416

Income before income taxes	4,241	3,626
Income tax expense	638	522

Net income	3,603	3,104

Less: Net income attributable to noncontrolling interests	164	173

Net income attributable to the Company	$3,439	$2,931

Net income per share, basic	$1.47	$1.28
Weighted average shares outstanding, basic	2,340,619	2,284,665

Net income per share, diluted	$1.44	$1.24
Weighted average shares outstanding, diluted	2,382,754	2,371,480

Performance ratios (three-month data annualized)
Return on average assets	1.09%	1.11%
Return on average common stockholders' equity	11.24%	11.82%
Interest rate spread	3.59%	3.73%
Net interest margin	3.83%	3.98%
Efficiency ratio	83.64%	74.34%

	December 31,	September 30,	Increase
FINANCIAL CONDITION DATA:	2019	2019	(Decrease)
(In thousands, except per share data)
Total assets	$1,292,573	$1,222,579	$69,994
Cash and cash equivalents	41,327	41,432	(105)
Investment securities	179,991	179,638	353
Loans held for sale	110,523	96,070	14,453
Gross loans	862,230	820,698	41,532
Allowance for loan losses	10,530	10,040	490
Interest earning assets	1,186,149	1,130,095	56,054
Goodwill	9,848	9,848	-
Core deposit intangibles	1,362	1,416	(54)
Noninterest-bearing deposits	180,321	173,072	7,249
Interest-bearing deposits	705,277	661,312	43,965
FHLB borrowings	239,566	222,544	17,022
Total liabilities	1,168,395	1,101,322	67,073
Stockholders' equity, net of noncontrolling interests	123,810	121,053	2,757

Book value per share	$52.52	$51.51	$1.01
Tangible book value per share (1)	47.77	46.71	1.05

Non-performing assets:
Nonaccrual loans	$5,498	$5,168	$330
Accruing loans past due 90 days	10	12	(2)
Total non-performing loans	5,508	5,180	328
Foreclosed real estate	-	55	(55)
Troubled debt restructurings classified as performing loans	7,332	7,265	67
Total non-performing assets	$12,840	$12,500	$340

Asset quality ratios:
Allowance for loan losses as a percent of total gross loans	1.22%	1.22%	0.00%
Allowance for loan losses as a percent of nonperforming loans	191.18%	193.82%	-2.65%
Nonperforming loans as a percent of total gross loans	0.64%	0.63%	0.01%
Nonperforming assets as a percent of total assets	0.99%	1.02%	-0.03%

(1) See reconciliation of GAAP and Non-GAAP financial measures for additional information relating to calculation of this item

RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL MEASURES (UNAUDITED):

The following non-GAAP financial measures used by the Company provide information useful to investors in understanding the Company's performance. The Company believes the financial measures presented below are important because of their widespread use by investors as a means to evaluate capital adequacy and earnings. The following table summarizes the non-GAAP financial measures derived from amounts reported in the Company's consolidated financial statements and reconciles those non-GAAP financial measures with the comparable GAAP financial measures.

	December 31,	September 30,
Tangible Book Value Per Share	2019	2019
(In thousands, except share and per share data)
Stockholders' equity, net of noncontrolling interests (GAAP)	$123,810	$121,053
Less:goodwill and core deposit intangibles	(11,210)	(11,264)
Tangible equity (non-GAAP)	$112,600	$109,789

Outstanding common shares	2,357,369	2,350,229

Tangible book value per share (non-GAAP)	$47.77	$46.71

Book value per share (GAAP)	$52.52	$51.51

SUMMARIZED FINANCIAL INFORMATION (UNAUDITED):
	As of
Summarized Consolidated Balance Sheets	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2019	2019	2019	2019	2018
Total cash and cash equivalents	$41,327	$41,432	$65,105	$40,442	$36,344
Total investment securities	179,991	179,638	182,421	193,547	188,830
Total loans, net of allowance for loan losses	851,700	810,658	796,994	762,661	734,061
Total assets	1,292,573	1,222,579	1,228,953	1,129,722	1,073,989

Total deposits	885,598	834,384	888,145	824,770	832,073
Total borrowings from the Federal Home Loan Bank	239,566	222,544	189,255	160,938	107,019

Stockholders' equity, net of noncontrolling interests	123,810	121,053	114,971	108,688	102,968
Noncontrolling interests in subsidiary	368	204	176	1,241	1,593
Total equity	124,178	121,257	115,147	109,929	104,561

Outstanding common shares	2,357,369	2,350,229	2,350,229	2,344,836	2,304,310

	Three Months Ended
Summarized Consolidated Statements of Income	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2019	2019	2019	2019	2018
Total interest income	$13,767	$13,829	$13,058	$12,307	$11,801
Total interest expense	2,875	3,069	3,166	2,446	2,225
Net interest income	10,892	10,760	9,892	9,861	9,576
Provision for loan losses	505	471	337	340	315
Net interest income after provision for loan losses	10,387	10,289	9,555	9,521	9,261

Total noninterest income	18,126	18,340	12,644	7,089	5,781
Total noninterest expense	24,272	21,606	16,488	12,880	11,416
Income before income taxes	4,241	7,023	5,711	3,730	3,626
Income tax expense	638	1,359	748	466	522
Net income	3,603	5,664	4,963	3,264	3,104
Less: net income (loss) attributable to noncontrolling interests	164	343	571	(269)	173
Net income attributable to the Company	$3,439	$5,321	$4,392	$3,533	$2,931

Net income per share, basic	$1.47	$2.28	$1.88	$1.53	$1.28
Weighted average shares outstanding, basic	2,340,619	2,337,472	2,333,502	2,307,155	2,284,665

Net income per share, diluted	$1.44	$2.24	$1.85	$1.50	$1.24
Weighted average shares outstanding, diluted	2,382,754	2,378,221	2,373,578	2,360,004	2,371,480

As previously discussed, financial information at June 30, 2019 and for periods then ended contained in this earnings release have been restated.

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Consolidated Performance Ratios (Annualized)	2019	2019	2019	2019	2018
Return on average assets	1.09%	1.75%	1.50%	1.28%	1.11%
Return on average equity	11.76%	19.28%	17.95%	12.34%	12.35%
Return on average common stockholders' equity	11.24%	18.12%	15.90%	13.55%	11.82%
Net interest margin (tax equlivalent basis)	3.83%	3.92%	3.72%	3.92%	3.98%
Efficiency ratio	83.64%	74.25%	73.16%	75.99%	74.34%

	As of or for the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Consolidated Asset Quality Ratios	2019	2019	2019	2019	2018
Nonperforming loans as a percentage of total loans	0.64%	0.63%	0.63%	0.70%	0.62%
Nonperforming assets as a percentage of total assets	1.00%	1.02%	1.09%	1.23%	1.28%
Allowance for loan losses as a percentage of total loans	1.22%	1.22%	1.19%	1.29%	1.29%
Allowance for loan losses as a percentage of nonperforming loans	191.18%	193.82%	188.29%	184.96%	208.77%
Net charge-offs (recoveries) to average outstanding loans	0.00%	0.01%	0.08%	0.00%	0.00%

SUMMARIZED FINANCIAL INFORMATION (UNAUDITED) (CONTINUED):

	Three Months Ended
Segmented Statements of Income Information	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2019	2019	2019	2019	2018
Net interest income - Core Banking	$9,188	$9,178	$8,739	$8,817	$8,574
Net interest income - SBA Lending (Q2)	1,217	1,237	1,066	934	908
Net interest income - Mortgage Banking	487	345	87	110	94
Total net interest income	$10,892	$10,760	$9,892	$9,861	$9,576

Provision for loan losses - Core Banking	$520	$104	$162	$(492)	$(16)
Provision for loan losses - SBA Lending (Q2)	(15)	367	175	832	331
Provision for loan losses - Mortgage Banking	-	-	-	-	-
Total provision for loan losses	$505	$471	$337	$340	$315

Net interest income after provision for loan losses - Core Banking	$8,668	$9,074	$8,577	$9,309	$8,590
Net interest income after provision for loan losses - SBA Lending (Q2)	1,232	870	891	102	577
Net interest income after provision for loan losses - Mortgage Banking	487	345	87	110	94
Total net interest income after provision for loan losses	$10,387	$10,289	$9,555	$9,521	$9,261

Noninterest income - Core Banking	$1,391	$1,582	$1,351	$1,337	$1,380
Noninterest income - SBA Lending (Q2)	929	1,715	1,658	673	1,137
Noninterest income - Mortgage Banking	15,806	15,043	9,635	5,079	3,264
Total noninterest income	$18,126	$18,340	$12,644	$7,089	$5,781

Noninterest expense - Core Banking	$7,545	$7,521	$7,576	$6,995	$6,586
Noninterest expense - SBA Lending (Q2)	1,825	1,883	1,385	1,322	1,362
Noninterest expense - Mortgage Banking	14,902	12,202	7,527	4,563	3,468
Total noninterest expense	$24,272	$21,606	$16,488	$12,880	$11,416

Income before income taxes - Core Banking	$2,514	$3,135	$2,352	$3,651	$3,384
Income (loss) before income taxes - SBA Lending (Q2)	336	702	1,164	(547)	352
Income (loss) before income taxes - Mortgage Banking	1,391	3,186	2,195	626	(110)
Total income before income taxes	$4,241	$7,023	$5,711	$3,730	$3,626

Income tax expense (benefit) - Core Banking	$247	472	51	379	505
Income tax expense (benefit) - SBA Lending (Q2)	43	90	148	(70)	45
Income tax expense (benefit) - Mortgage Banking	348	797	549	157	(28)
Total income tax expense	$638	$1,359	$748	$466	$522

Net income - Core Banking	$2,267	$2,663	$2,301	$3,272	$2,879
Net income (loss) - SBA Lending (Q2)	293	612	1,016	(477)	307
Net income (loss) - Mortgage Banking	1,043	2,389	1,646	469	(82)
Total net income	$3,603	$5,664	$4,963	$3,264	$3,104

Net income attributable to the Company - Core Banking	$2,267	$2,663	$2,301	$3,272	$2,879
Net income (loss) attributable to the Company - SBA Lending (Q2)	129	269	445	(208)	134
Net income (loss) attributable to the Company - Mortgage Banking	1,043	2,389	1,646	469	(82)
Total net income attributable to the Company	$3,439	$5,321	$4,392	$3,533	$2,931

Net income per share, basic - Core Banking	$0.96	$1.14	$0.98	$1.42	$1.26
Net income (loss) per share, basic - SBA Lending (Q2)	0.06	0.12	0.19	(0.09)	0.06
Net income (loss) per share, basic - Mortgage Banking	0.45	1.02	0.71	0.20	(0.04)
Total net income per share, basic	$1.47	$2.28	$1.88	$1.53	$1.28

Net income per share, diluted - Core Banking	$0.95	$1.13	$0.97	$1.39	$1.21
Net income (loss) per share, diluted - SBA Lending (Q2)	0.05	0.11	0.19	(0.09)	0.06
Net income (loss) per share, diluted - Mortgage Banking	0.44	1.00	0.69	0.20	(0.03)
Total net income per share, diluted	$1.44	$2.24	$1.85	$1.50	$1.24

As previously discussed, financial information at June 30, 2019 and for periods then ended contained in this earnings release have been restated.

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
Noninterest Expense Detail by Segment
Compensation - Core Banking	$4,451	$4,427	$4,694	$3,957	$3,735
Occupancy - Core Banking	1,200	1,140	1,105	988	941
Advertising - Core Banking	147	183	151	166	151
Other - Core Banking	1,747	1,771	1,626	1,884	1,759
Total Noninterest Expense - Core Banking	$7,545	$7,521	$7,576	$6,995	$6,586

Compensation - SBA Lending (Q2)	$1,469	$1,403	$1,045	$985	$1,069
Occupancy - SBA Lending (Q2)	89	88	80	88	76
Advertising - SBA Lending (Q2)	5	8	10	4	6
Other - SBA Lending (Q2)	262	384	250	245	211
Total Noninterest Expense - SBA Lending (Q2)	$1,825	$1,883	$1,385	$1,322	$1,362

Compensation - Mortgage Banking	$11,900	$9,866	$5,966	$3,298	$2,453
Occupancy - Mortgage Banking	633	549	387	344	308
Advertising - Mortgage Banking	1,314	871	566	397	239
Other - Mortgage Banking	1,055	916	608	524	468
Total Noninterest Expense - Mortgage Banking	$14,902	$12,202	$7,527	$4,563	$3,468

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Mortgage Banking Noninterest Expense Fixed vs. Variable	2019	2019	2019	2019	2018
Noninterest Expense - Fixed Expenses	$5,466	$4,603	$3,589	$2,833	$2,440
Noninterest Expense - Variable Expenses (2)	9,436	7,599	3,938	1,730	1,028
Total Noninterest Expense	$14,902	$12,202	$7,527	$4,563	$3,468

	Three Months Ended
SBA Lending (Q2) Data	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except percentage data)	2019	2019	2019	2019	2018
Final funded loans guaranteed portion sold, SBA	$10,830	$19,471	$22,310	$9,133	$12,943

Gross gain on sales of loans, SBA	$1,066	$2,138	$2,085	$977	$1,203
Weighted average gross gain on sales of loans, SBA	9.84%	10.98%	9.35%	10.70%	9.29%

Net gain on sales of loans, SBA (3)	$761	$1,569	$1,515	$521	$964
Weighted average net gain on sales of loans, SBA	7.03%	8.06%	6.79%	5.70%	7.45%

	Three Months Ended
Mortgage Banking Data	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except percentage data)	2019	2019	2019	2019	2018
Mortgage originations for sale in the secondary market	542,568	447,616	258,743	110,680	66,046

Mortgage sales	529,344	447,819	204,565	102,022	60,409

Gross gain on sales of loans, mortgage banking	13,411	14,244	7,335	3,715	2,071
Weighted average gross gain on sales of loans, mortgage banking	2.53%	3.18%	3.59%	3.64%	3.43%

Net mortgage banking income (4)	15,817	15,033	9,611	5,074	3,289

(2) Variable expenses include incentive compensation and advertising expenses

(3) Net of commissions, referral fees, SBA repair fees and discounts on unguaranteed portions held-for-investment, and inclusive of gains on servicing assets

(4) Net of lender credits and other investor expenses, and inclusive of loan fees, fair value adjustments and gains (losses) on derivative instruments

As previously discussed, financial information at June 30, 2019 and for periods then ended contained in this earnings release have been restated.

SUMMARIZED FINANCIAL INFORMATION (UNAUDITED) (CONTINUED):

	Three Months Ended
Summarized Consolidated Average Balance Sheets	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2019	2019	2019	2019	2018
Interest-earning assets
Average balances:
Interest-bearing deposits with banks	$46,296	$52,736	$38,332	$36,317	$30,271
Loans	935,211	891,477	859,525	802,652	763,637
Investment securities	157,093	156,070	163,185	161,170	156,570
Agency mortgage-backed securities	13,057	15,178	21,993	24,682	29,133
FRB and FHLB stock	14,149	13,020	12,505	10,196	10,171
Total interest-earning assets	$1,165,806	$1,128,481	$1,095,540	$1,035,017	$989,782

Interest income (tax equlivalent basis):
Interest-bearing deposits with banks	$205	$277	$205	$221	$153
Loans	11,830	11,788	10,924	10,227	9,828
Investment securities	1,780	1,762	1,877	1,819	1,783
Agency mortgage-backed securities	83	105	152	179	193
FRB and FHLB stock	154	184	196	142	121
Total interest income (tax equivalent basis)	$14,052	$14,116	$13,354	$12,588	$12,078

Weighted average yield (tax equlivalent basis, annualized):
Interest-bearing deposits with banks	1.77%	2.10%	2.14%	2.43%	2.02%
Loans	5.06%	5.29%	5.08%	5.10%	5.15%
Investment securities	4.53%	4.52%	4.60%	4.51%	4.56%
Agency mortgage-backed securities	2.54%	2.77%	2.76%	2.90%	2.65%
FRB and FHLB stock	4.35%	5.65%	6.27%	5.57%	4.76%
Total interest-earning assets	4.82%	5.00%	4.88%	4.86%	4.88%

Interest-bearing liabilities
Average balances:
Interest-bearing deposits	$707,518	$712,692	$684,736	$693,127	$651,060
Repurchase agreements	-	250	1,354	1,353	1,352
Fed funds purchased	-	130	-	-	-
Borrowings from Federal Home Loan Bank	207,851	175,912	178,707	114,044	104,999
Other borrowings	19,735	19,718	19,701	19,684	19,667
Total interest-bearing liabilities	$935,104	$908,702	$884,498	$828,208	$777,078

Interest expense:
Interest-bearing deposits	$1,749	$1,965	$1,948	$1,607	$1,424
Repurchase agreements	-	-	1	1	1
Fed funds purchased	-	1	-	-	-
Borrowings from Federal Home Loan Bank	808	785	898	520	478
Other borrowings	318	318	319	318	322
Total interest expense	$2,875	$3,069	$3,166	$2,446	$2,225

Weighted average cost (annualized):
Interest-bearing deposits	0.99%	1.10%	1.14%	0.93%	0.87%
Repurchase agreements	0.00%	0.00%	0.30%	0.30%	0.30%
Fed funds purchased	0.00%	3.08%	0.00%	0.00%	0.00%
Borrowings from Federal Home Loan Bank	1.55%	1.78%	2.01%	1.82%	1.82%
Other borrowings	6.45%	6.45%	6.48%	6.46%	6.55%
Total interest-bearing liabilities	1.23%	1.35%	1.43%	1.18%	1.15%

Interest rate spread (tax equlivalent basis, annualized)	3.59%	3.65%	3.45%	3.68%	3.73%

Net interest margin (tax equlivalent basis, annualized)	3.83%	3.92%	3.72%	3.92%	3.98%

As previously discussed, financial information at June 30, 2019 and for periods then ended contained in this earnings release have been restated.